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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22067

AGIC Global Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York,			NY 10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	August 31, 2011

Date of reporting period:	August 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1: REPORT TO SHAREHOLDERS

August 31, 2011

AGIC Global Equity & Convertible Income Fund

Contents

Letter to Shareholders	2–3

Fund Insights/Fund Performance & Statistics	4–8

Schedule of Investments	9–21

Statement of Assets and Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Notes to Financial Statements	25–33

Financial Highlights	34

Report of Independent Registered Public Accounting Firm	35

Annual Shareholder Meeting Results/ Changes to Board of Trustees/Tax Information	36

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	37–39

Privacy Policy/Proxy Voting Policies & Procedures	40

Dividend Reinvestment Plan	41

Board of Trustees	42–43

Fund Officers	44

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 1

Dear Shareholder:

The fiscal year ended August 31, 2011 was marked by solid gains for both global stocks and convertible bonds. However, most of those gains were registered during the first half of the twelve-month period. The second half of the fiscal year saw a significant portion of those gains erode in the face of economic turbulence and uncertainty.

The Twelve Months in Review

For the fiscal year ended August 31, 2011, AGIC Global Equity & Convertible Income Fund returned 14.92% on net asset value (“NAV”) and 12.59% on market price.

In contrast, the MSCI All Country World Index, an unmanaged global index generally reflective of developed equity markets, rose 13.72% in U.S. dollar terms. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, rose 8.97%. The Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market, increased 18.50% and the Barclays U.S. Credit Index increased 4.98% for the fiscal year.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

The U.S. economy slowed considerably during the twelve-month fiscal period. At the start of the fiscal year, gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, was growing at an annualized rate of 2.5%. GDP growth fell to 2.3% between October and December of 2010 and to 0.4% between January and March 2011. GDP growth perked up to an annualized rate of 1.3% between April and June 2011. As the fiscal year drew to a close, economic indicators pointed to a similarly anemic rate.

Several factors contributed to the economic slowdown: political unrest rippled across the Middle East, pushing oil prices higher; a devastating earthquake led to a nuclear meltdown in Japan, a key link in the global supply chain; Europe’s sovereign debt crisis appeared to widen; in the United States, bickering among the nation’s leaders eroded private sector confidence and led to a downgrade of the federal government’s credit rating.

2	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

All of this sparked a sharp sell-off in stocks (which occurred during the last four months of the fiscal period) and triggered a shift into U.S. Treasury bonds. As the fiscal year drew to a close, the yield on the benchmark 10-year bond plunged below 2.0%, the lowest level in half-a-century.

Worried about the deteriorating economy, the Federal Reserve revealed that it would keep interest rates near zero until “at least mid-2013.” It also hinted of new but unspecified measures to stimulate the economy.

Positioned To Face Today’s Challenges

Our near-term outlook for the economy is cautious. Unemployment remains high, housing prices have sunk to 2002 levels, and consumers are being pinched by energy and food prices, crimping what had already been a diminished ability to spend. It is a difficult situation, and while we expect things to improve, the healing process will be gradual.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors Capital LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 3

AGIC Global Equity & Convertible Income Fund Fund Insights

August 31, 2011 (unaudited)

Performance Overview

For the fiscal year ended August 31, 2011, AGIC Global Equity & Convertible Income Fund (the “Fund”) returned 14.92% on net asset value and 12.59% on market price.

Market Environment

U.S. large-cap growth stocks and convertible securities advanced during the reporting period. The Russell 1000 Growth Index and the BofA Merrill Lynch All Convertibles Index rose 23.96% and 8.97%, respectively.

Despite the significant macro events that occurred during the period, the convertible and U.S. equity markets recorded strong gains. The disaster in Japan, sovereign debt issues in Europe and Middle East / North Africa turbulence impacted the market, although the markets ultimately moved higher. In the latter half of the period, however, U.S. equities and convertibles came under pressure due to reports of slowing global economic growth and macro-related factors including gridlock in Washington, S&P’s downgrade of the U.S. and ongoing sovereign debt risk throughout Europe.

Within the convertible market, sector performance was mostly positive for the period with transportation being the only negative performer. Energy, telecommunications, media and utilities were the best performers during the reporting period. Energy issuers were positively impacted as the macro headlines helped sentiment within the group. Defensive issues such as utilities strengthened in the latter half of the period as investors rotated into less volatile names. Separately, certain cyclical sectors, for instance, materials, underperformed on signs of a global economic slowdown. Transportation issuers fell on concerns higher crude oil prices may hurt future earnings and financials likely trailed due to increased regulatory burdens and European sovereign debt fears.

All sectors within U.S. equities produced positive returns for the period. The strongest performing industries included energy, consumer discretionary and utilities. Energy and utilities names were higher due to aforementioned reasons. Conversely, telecommunication services, financials and industrials

4	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

lagged by the greatest margin. Projections for slower economic growth impacted the industrials sector.

During the annual period, international equities advanced, primarily from higher global demand expectations from the fall of 2010. Investor sentiment initially improved as European securities rallied on increased confidence in bank stress tests, while Asian economies advanced largely on increased demand from emerging market economies. More recently, stocks have dropped as Europe’s debt crisis has intensified and an agreement to lift Washington’s borrowing limit failed to stave off a U.S. credit downgrade by Standard & Poor’s. Debt fears crept deeper into the heart of Europe amid speculation France’s AAA credit rating was in question. Stress fractures spread from France across Europe’s banking sector, as an upwelling of institutions sought emergency short-term European Central Bank (ECB) financing. As a whole, financials and utilities underperformed during the twelve-month period, while materials and energy shares advanced. Performance in Japan was volatile as the country continued to adjust following the earthquake and tsunami in early March. Shares in the core and northern sections of Europe were among the best performers, as was Asia ex-Japan.

Fund Commentary

U.S. equities positively impacted Fund performance. Materials, energy and telecommunication services stocks had the largest absolute returns. Materials stocks got a boost from soaring commodities, while energy names benefited from higher crude and the implications of geopolitical tensions. Equities within the telecommunication services sector outperformed as the market rotated into more counter-cyclical sectors during the latter half of the period. Conversely, stocks within the financials and utilities sectors recorded negative returns on average for the period. Regarding the former group, the potential for tighter oversight and greater regulation has been an issue confronting investors, however, the stability of U.S. financials came into question during the latter part of the reporting period given the uncertain status of many European banks.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 5

AGIC Global Equity & Convertible Income Fund Fund Insights

August 31, 2011 (unaudited) (continued)

In the convertibles sleeve, consumer discretionary, energy and health care issues posted the strongest returns. Within consumer discretionary, automobile and automobile part companies were higher as auto sales exceeded expectations and production schedules were increased. The health care sector benefited from owning drug manufacturing companies, which were higher during the period on better-than-expected quarterly profits. On the downside, the transportation sector was the only sector to record a negative return for the period. In general, issuers were weighted down by higher energy prices followed by economic slowdown concerns in the latter half of the period.

Within the international sleeve, financials were the largest source of contribution for the annual period, led by a combination of a relative underweight position alongside positive stock selection. Bottom-up stock picking in utilities and energy sectors also added to performance. Stock selection in industrials detracted from results as did selections in the health care sector. From a country standpoint, the United Kingdom added significantly to results, led by a relative overweighting and strong stock selection. Investments in Germany and Japan were also positive for the period. Conversely, stock picking in France detracted from results. Additionally, bottom-up investments in Australia and Hong Kong lagged index performance for the period.

Outlook

The outlook for the convertible and U.S. equity markets is unchanged. The global economy is going through a soft patch, but we believe it should improve in the fourth quarter. The supply chain disruptions from the Japan disaster seem to be abating, and while European sovereign debt issues will continue to make headlines, corporate profits remain resilient. In addition, U.S. corporate cash levels are high, debt levels have been reduced and maturities have been extended.

The market has dealt with some important macro issues, in addition to softer recent economic statistics and a weaker equity market. The recent

6	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

lack of clarity, as well as the abundant negative headlines in the media, has made investors short-term focused and pessimistic.

For the balance of 2011, companies are expected to use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. This will benefit both equity and convertible investors.

For international equity markets, questions persist. The euro-zone debt crisis remains a prime threat to the global recovery, with political disunity and Spanish and Italian bond yields again on the rise. Market volatility could remain high as governments across Europe vote on whether to support an agreement to expand the region’s rescue fund and finance a second Greek bailout. Central bankers are recalibrating policy in the face of sinking growth estimates. The recent drop in energy prices should offer some respite, but longer-term inflation risks remain elevated. From an equity perspective, stock valuations are significantly below long-term norms. The MSCI EAFE Index is currently trading at a sizeable discount to its ten-year average price-earnings ratio. Within this environment, we continue to prefer cash-flow generating companies exhibiting sustainable growth characteristics. Heading into September 2011, the Fund maintained a significant overweighting relative to the benchmark in the telecommunication services and industrials sectors, while holding underweight positions in financials, consumer discretionary, and information technology. The portfolio was also overweight in the United Kingdom and Norway, with underweight positions in Japan and France. Selections are based upon a quantitative investment model which focuses on positive change at the company level.

The investment team continues to build the portfolio one company at a time, by identifying those organizations that are opportunistically capitalizing on change. In addition, we are maintaining our discipline of seeking to identify the best total return candidates with the optimal risk/reward profile.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 7

AGIC Global Equity & Convertible Income Fund
Fund Performance & Statistics

August 31, 2011 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	12.59%	14.92%
Commencement of Operations (9/28/07) to 8/31/11	-3.61%	-1.73%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (9/28/07) to 8/31/11	Market Price	$14.75
	NAV	$15.53
	Discount to NAV	(5.02)%
	Market Price Yield(2)	8.14%
	Investment Allocation (as a % of total common stock)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and gains from option premiums and the sale of portfolio securities, if any) payable to shareholders by the market price per share at August 31, 2011.

8	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011

Shares		Value
COMMON STOCK – 80.0%

Australia – 2.3%
	Airlines – 0.2%
152,554	Qantas Airways Ltd. (a)	$257,112

	Biotechnology – 0.5%
17,462	CSL Ltd. (b)	526,489

	Construction & Engineering – 0.3%
14,173	Leighton Holdings Ltd.	308,256

	Diversified Financial Services – 0.7%
139,994	Challenger Ltd.	736,430

	Metals & Mining – 0.6%
13,924	BHP Billiton Ltd.	592,407
58,602	OneSteel Ltd.	94,704
		687,111
Austria – 0.1%
	Building Products – 0.0%
3,027	Wienerberger AG	43,115

	Metals & Mining – 0.1%
2,316	Voestalpine AG	89,121

Belgium – 0.2%
	Chemicals – 0.2%
5,374	Tessenderlo Chemie NV	175,348

Brazil – 0.9%
	Metals & Mining – 0.9%
32,439	Vale S.A., Class B, ADR	916,077

Canada – 0.3%
	Communications Equipment – 0.3%
9,100	Research In Motion Ltd. (a)	295,659

China – 0.2%
	Electronic Equipment, Instruments – 0.1%
30,500	Kingboard Chemical Holdings Ltd.	118,927

	Independent Power Producers – 0.1%
38,000	China Resources Power Holdings Co., Ltd.	64,334

Denmark – 0.1%
	Construction & Engineering – 0.1%
2,000	FLSmidth & Co. AS	122,001

Finland – 0.2%
	Communications Equipment – 0.0%
7,353	Nokia Oyj	47,296

	Food & Staples Retailing – 0.2%
4,984	Kesko Oyj, Class B	192,491

France – 2.4%
	Airlines – 0.0%
4,355	Air France - KLM (a)	42,693

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 9

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

	Automobiles – 0.4%
9,874	Peugeot S.A.	$301,792
1,838	Renault S.A.	74,688
		376,480
	Commercial Banks – 0.3%
4,922	BNP Paribas	253,170
12,598	Credit Agricole S.A.	123,166
		376,336
	Diversified Telecommunication – 0.8%
47,233	France Telecom S.A. (b)	902,408

	Electrical Equipment – 0.2%
4,912	Alstom S.A.	226,724

	Household Durables – 0.2%
2,043	SEB S.A.	202,197

	Metals & Mining – 0.1%
3,088	ArcelorMittal	67,928

	Oil, Gas & Consumable Fuels – 0.4%
8,490	Total S.A.	414,613

Germany – 2.4%
	Airlines – 0.4%
23,665	Deutsche Lufthansa AG	399,371

	Automobiles – 1.1%
17,212	Daimler AG (b)	929,793
3,950	Porsche Automobile Holding SE	265,904
		1,195,697
	Chemicals – 0.5%
7,688	K+S AG	539,542

	Industrial Conglomerates – 0.1%
1,496	Siemens AG	153,891

	Metals & Mining – 0.1%
1,548	Salzgitter AG	95,861

	Multi-Utilities – 0.0%
568	RWE AG	21,303

	Semiconductors & Semiconductor Equipment – 0.2%
2,911	Aixtron AG	65,424
15,947	Infineon Technologies AG	135,415
		200,839
Greece – 0.0%

	Commercial Banks – 0.0%
4,039	National Bank of Greece S.A. (a)	17,844

Hong Kong – 2.0%

	Airlines – 0.4%
197,000	Cathay Pacific Airways Ltd.	399,432

	Diversified Financial Services – 0.1%
8,000	Hong Kong Exchanges & Clearing Ltd.	149,806

10	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

	Electric Utilities – 0.3%
59,000	Cheung Kong Infrastructure Holdings Ltd.	$357,764

	Industrial Conglomerates – 0.2%
3,600	Jardine Matheson Holdings Ltd.	199,615

	Marine – 0.0%
10,500	Orient Overseas International Ltd.	52,301

	Paper & Forest Products – 0.0%
112,000	Lee & Man Paper Manufacturing Ltd.	51,268

	Real Estate Management & Development – 0.7%
41,000	Hang Lung Group Ltd.	239,511
118,000	New World Development Ltd.	150,264
28,000	Swire Pacific Ltd., Class A	374,358
		764,133
	Semiconductors & Semiconductor Equipment – 0.2%
16,500	ASM Pacific Technology Ltd.	170,612

	Specialty Retail – 0.1%
19,981	Esprit Holdings Ltd.	56,254

Ireland – 0.0%
	Banks – 0.0%
20,740	Anglo Irish Bank Corp. PLC (a) (c)	298

	Insurance – 0.0%
9,738	Irish Life & Permanent Group Holdings PLC (a)	455

Israel – 0.1%
	Pharmaceuticals – 0.1%
3,501	Teva Pharmaceutical Industries Ltd., ADR	144,801

Italy – 0.6%
	Electric Utilities – 0.2%
54,358	Enel SpA	265,124

	Household Durables – 0.1%
14,735	Indesit Co. SpA	115,859

	Oil, Gas & Consumable Fuels – 0.3%
13,395	ENI SpA	269,323

Japan – 5.4%
	Auto Components – 0.1%
5,800	Tokai Rika Co., Ltd.	100,518

	Commercial Banks – 0.3%
169,000	Hokuhoku Financial Group, Inc.	341,327

	Computers & Peripherals – 0.0%
13,000	Toshiba Corp.	56,730

	Consumer Finance – 0.1%
490	ORIX Corp.	44,501
13,600	Promise Co., Ltd. (a)	97,370
		141,871
	Diversified Telecommunication – 0.1%
2,100	Nippon Telegraph & Telephone Corp.	98,324

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

	Electronic Equipment, Instruments – 0.4%
3,500	FUJIFILM Holdings Corp.	$85,030
5,500	Mitsumi Electric Co., Ltd.	43,422
23,000	Nippon Chemi-Con Corp.	127,766
14,000	Star Micronics Co., Ltd.	138,969
		395,187

	Health Care Equipment & Supplies – 0.2%
7,000	Olympus Corp.	204,566

	Household Durables – 0.3%
13,300	Sony Corp.	292,051

	Leisure Equipment & Products – 0.5%
5,000	Nikon Corp.	109,963
7,900	Sankyo Co., Ltd.	405,587
		515,550
	Machinery – 0.2%
5,000	Glory Ltd.	107,679
4,700	Shima Seiki Manufacturing Ltd.	91,573
		199,252
	Marine – 0.4%
71,000	Mitsui OSK Lines Ltd.	300,618
32,000	Nippon Yusen KK	97,257
		397,875
	Metals & Mining – 0.3%
4,300	JFE Holdings, Inc.	99,943
43,000	Nippon Steel Corp.	129,656
56,000	Sumitomo Metal Industries Ltd.	118,028
		347,627
	Pharmaceuticals – 0.2%
6,000	Chugai Pharmaceutical Co., Ltd.	105,241
3,300	Daiichi Sankyo Co., Ltd.	65,998
		171,239
	Road & Rail – 0.1%
1,700	East Japan Railway Co.	102,097

	Software – 0.0%
300	Nintendo Co., Ltd.	52,892

	Specialty Retail – 0.0%
3,000	Aoyama Trading Co., Ltd.	50,245

	Tobacco – 0.1%
16	Japan Tobacco, Inc.	69,155

	Trading Companies & Distribution – 1.8%
54,000	ITOCHU Corp.	582,852
70,000	Marubeni Corp.	443,874
26,000	Mitsui & Co., Ltd.	446,095
36,900	Sumitomo Corp.	483,638
		1,956,459
	Wireless Telecommunication Services – 0.3%
50	KDDI Corp.	375,099

12	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

Luxembourg – 0.0%

	Metals & Mining – 0.0%
154	APERAM	$2,814

Netherlands – 0.1%

	Diversified Financial Services – 0.1%
14,541	ING Groep NV (a)	126,178

New Zealand – 0.2%

	Construction Materials – 0.2%
27,259	Fletcher Building Ltd.	181,532

Norway – 0.6%

	Chemicals – 0.5%
10,500	Yara International ASA	577,691

	Energy Equipment & Services – 0.1%
3,400	TGS Nopec Geophysical Co. ASA	85,061

Singapore – 1.2%

	Airlines – 0.3%
40,000	Singapore Airlines Ltd.	366,506

	Commercial Banks – 0.2%
36,000	Oversea-Chinese Banking Corp.	261,875

	Distributors – 0.3%
9,000	Jardine Cycle & Carriage Ltd.	334,942

	Electronic Equipment, Instruments – 0.2%
26,000	Venture Corp. Ltd.	161,210

	Real Estate Management & Development – 0.1%
71,000	Wing Tai Holdings Ltd.	80,291

	Transportation Infrastructure – 0.1%
29,200	SATS Ltd.	55,041

Spain – 1.2%

	Construction & Engineering – 0.4%
9,221	ACS Actividades de Construccion y Servicios S.A.	377,752
2,822	Sacyr Vallehermoso S.A.	21,555
		399,307
	Diversified Telecommunication – 0.8%
45,274	Telefonica S.A.	941,253

Sweden – 1.2%

	Commercial Banks – 0.2%
19,000	Nordea Bank AB	175,066
4,200	Swedbank AB, Class A	57,741
		232,807
	Household Durables – 0.1%
5,400	Electrolux AB	90,724

	Machinery – 0.5%
20,200	Sandvik AB	268,573
16,000	Trelleborg AB, Class B	134,697
14,200	Volvo AB, Class B	176,403
		579,673

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 13

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

	Specialty Retail – 0.4%
13,200	Hennes & Mauritz AB, Class B	$411,222

Switzerland – 1.6%

	Biotechnology – 0.2%
5,878	Actelion Ltd. (a)	250,942

	Capital Markets – 0.1%
2,773	Credit Suisse Group AG (a)	79,518

	Energy Equipment & Services – 0.3%
20,647	Weatherford International Ltd. (a)	353,683

	Insurance – 0.7%
3,450	Zurich Financial Services AG (a) (b)	777,258

	Textiles, Apparel & Luxury Goods – 0.3%
656	Swatch Group AG	298,447

United Kingdom – 8.2%

	Aerospace & Defense – 0.0%
11,929	BAE Systems PLC	53,230

	Capital Markets – 0.1%
17,856	3i Group PLC	61,611

	Commercial Banks – 0.3%
50,729	Barclays PLC	140,165
18,343	Lloyds TSB Group PLC (a)	10,005
51,937	Royal Bank of Scotland Group PLC (a)	20,416
9,470	Standard Chartered PLC	215,136
		385,722
	Commercial Services & Supplies – 0.4%
13,154	Aggreko PLC	412,876

	Food & Staples Retailing – 0.4%
92,742	WM Morrison Supermarkets PLC (b)	435,048

	Industrial Conglomerates – 0.1%
4,961	Cookson Group PLC	42,269
4,730	Smiths Group PLC	76,262
		118,531
	Insurance – 0.6%
253,484	Old Mutual PLC	492,182
45,432	Standard Life PLC	148,871
		641,053
	Machinery – 0.2%
17,900	Charter International PLC	220,680
	Metals & Mining – 1.8%
6,416	Anglo American PLC	265,864
36,554	BHP Billiton PLC (b)	1,244,143
5,372	Rio Tinto PLC	327,469
4,527	Xstrata PLC	78,622
		1,916,098

14	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

	Multiline Retail – 0.9%
26,858	Marks & Spencer Group PLC	$140,403
21,928	Next PLC	839,689
		980,092
	Oil, Gas & Consumable Fuels – 2.2%
16,993	BG Group PLC	366,465
	Royal Dutch Shell PLC,
16,201	Class A	541,946
45,399	Class B (b)	1,527,789
		2,436,200
	Professional Services – 0.1%
14,108	Michael Page International PLC	89,044

	Specialty Retail – 0.1%
16,621	Game Group PLC	6,547
72,326	Howden Joinery Group PLC (a)	118,946
		125,493
	Tobacco – 0.6%
14,650	British American Tobacco PLC (b)	651,803

	Wireless Telecommunication Services – 0.4%
165,068	Vodafone Group PLC	433,181

United States – 48.5%

	Aerospace & Defense – 0.6%
10,300	L-3 Communications Holdings, Inc.	698,546

	Auto Components – 0.9%
31,200	Johnson Controls, Inc.	994,656

	Automobiles – 1.0%
82,000	Ford Motor Co. (a)	911,840
5,996	General Motors Co. (a)	144,084
		1,055,924
	Beverages – 2.1%
15,800	Coca-Cola Co. (b)	1,113,110
15,600	Molson Coors Brewing Co., Class B	682,500
7,600	PepsiCo, Inc.	489,668
		2,285,278
	Biotechnology – 0.8%
22,800	Gilead Sciences, Inc. (a)	909,378

	Communications Equipment – 2.8%
5,266	Aviat Networks, Inc. (a)	13,692
70,748	Cisco Systems, Inc.	1,109,329
5,984	EchoStar Corp., Class A (a)	145,710
21,200	Harris Corp.	855,420
17,000	Qualcomm, Inc.	874,820
		2,998,971
	Computers & Peripherals – 2.4%
3,700	Apple, Inc. (a) (b)	1,423,871
51,700	EMC Corp. (a) (b)	1,167,903
		2,591,774

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 15

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Value

	Diversified Financial Services – 0.9%
24,837	JP Morgan Chase & Co.	$932,878

	Diversified Telecommunication Services – 1.0%
6,769	Frontier Communications Corp.	50,700
28,200	Verizon Communications, Inc.	1,019,994
		1,070,694
	Electric Utilities – 0.8%
13,855	Entergy Corp.	903,484

	Electronic Equipment, Instruments & Components – 0.6%
14,000	Amphenol Corp., Class A	657,720

	Energy Equipment & Services – 3.0%
9,700	Diamond Offshore Drilling, Inc.	618,181
15,500	National Oilwell Varco, Inc.	1,024,860
20,100	Schlumberger Ltd.	1,570,212
		3,213,253
	Food Products – 0.9%
34,884	Archer-Daniels-Midland Co.	993,496

	Health Care Equipment & Supplies – 2.0%
15,600	Baxter International, Inc.	873,288
3,400	Intuitive Surgical, Inc. (a)	1,296,590
		2,169,878
	Health Care Providers & Services – 2.1%
23,000	CIGNA Corp.	1,075,020
15,000	McKesson Corp.	1,198,950
		2,273,970
	Hotels, Restaurants & Leisure – 1.2%
15,000	McDonald’s Corp. (b)	1,356,900

	Household Products – 1.0%
16,500	Procter & Gamble Co.	1,050,720

	Independent Power Producers & Energy Traders – 1.3%
12,500	Constellation Energy Group, Inc.	481,125
38,461	NRG Energy, Inc. (a)	901,526
		1,382,651
	Industrial Conglomerates – 1.6%
62,026	General Electric Co.	1,011,644
45,800	Textron, Inc.	772,646
		1,784,290
	Insurance – 2.2%
2,679	American International Group, Inc. (a)	67,859
46,000	Genworth Financial, Inc., Class A (a)	317,860
11,760	MetLife, Inc.	395,136
17,000	Prudential Financial, Inc.	853,570
37,371	XL Group PLC, Class A	777,691
		2,412,116
	Internet Software & Services – 1.0%
2,000	Google, Inc., Class A (a)	1,081,920

16 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares			Value

		IT Services – 1.2%
7,500		International Business Machines Corp.	$1,289,325

		Machinery – 2.9%
18,700		AGCO Corp. (a)	801,108
14,200		Deere & Co.	1,147,644
14,900		Joy Global, Inc.	1,243,405
			3,192,157
		Media – 0.7%
29,919		DISH Network Corp., Class A (a)	743,786

		Metals & Mining – 1.0%
23,400		Freeport-McMoRan Copper & Gold, Inc.	1,103,076

		Multiline Retail – 1.4%
28,630		Target Corp.	1,479,312

		Multi-Utilities – 1.1%
28,169		PG&E Corp.	1,192,957

		Oil, Gas & Consumable Fuels – 1.7%
5,500		Occidental Petroleum Corp.	477,070
19,400		Peabody Energy Corp.	946,720
18,800		Valero Energy Corp.	427,136
			1,850,926
		Pharmaceuticals – 4.4%
16,000		Abbott Laboratories	840,160
43,300		Bristol-Myers Squibb Co. (b)	1,288,175
18,224		Johnson & Johnson	1,199,139
43,391		Merck & Co., Inc.	1,437,110
			4,764,584
		Semiconductors & Semiconductor Equipment – 1.7%
48,000		Intel Corp.	966,240
33,900		Texas Instruments, Inc.	888,519
			1,854,759
		Software – 2.2%
44,500		Microsoft Corp.	1,183,700
36,900		Oracle Corp.	1,035,783
10,199		Symantec Corp. (a)	174,913
			2,394,396
Total Common Stock (cost-$133,731,457)			86,971,015

		Credit Rating (Moody’s/S&P)*
CONVERTIBLE PREFERRED STOCK – 10.7%

Airlines – 0.4%
11,485	Continental Airlines Finance Trust II, 6.00%, 11/15/30	Caa1/NR	381,876

Auto Components – 0.4%
10,700	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	NR/NR	480,644

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 17

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value

Automobiles – 0.4%
60,000	Escrow GM Corp., 7/15/33 (a) (c)	NR/NR	$–
9,800	General Motors Co., 4.75%, 12/1/13, Ser. B	NR/NR	390,726
			390,726
Capital Markets – 1.0%
4,600	AMG Capital Trust I, 5.10%, 4/15/36	NR/BB	203,545
	Lehman Brothers Holdings, Inc. (c) (d) (e),
42,200	6.00%, 10/12/10, Ser. GIS (General Mills, Inc.)	WR/NR	251,934
9,300	28.00%, 3/6/09, Ser. RIG (Transocean, Inc.)	WR/NR	207,390
6,250	The Goldman Sachs Group, Inc., 6.00%, 3/2/12 (Wellpoint, Inc.) (d)	A1/A	392,369
			1,055,238
Commercial Banks – 0.4%
1,700	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (f)	Ba1/BB	219,759
250	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (f)	Baa3/A-	260,242
			480,001
Commercial Services & Supplies – 0.4%
11,150	United Rentals, Inc., 6.50%, 8/1/28	Caa1/CCC	446,000

Diversified Financial Services – 1.8%
600	Bank of America Corp., 7.25%, 1/30/13, Ser. L (f)	Ba3/BB+	534,600
4,200	Citigroup, Inc., 7.50%, 12/15/12	NR/NR	397,362
	Credit Suisse Securities USA LLC (d),
9,165	7.00%, 8/9/12 (Baxter International, Inc.)	Aa2/A	512,507
17,710	8.00%, 9/20/11 (Bristol-Myers Squibb Co.)	Aa2/A	468,164
			1,912,633
Electric Utilities – 0.4%
5,000	NextEra Energy, Inc., 8.375%, 6/1/12	NR/NR	261,250
3,875	PPL Corp., 9.50%, 7/1/13	NR/NR	222,774
			484,024
Food Products – 0.9%
10,000	Bunge Ltd., 4.875%, 12/1/11 (f)	Ba1/BB	965,000

Household Durables – 0.8%
7,400	Newell Financial Trust I, 5.25%, 12/1/27	WR/BB	321,900
4,900	Stanley Black & Decker, Inc., 4.75%, 11/17/15	Baa3/BBB+	544,880
			866,780
Insurance – 0.7%
5,200	Assured Guaranty Ltd., 8.50%, 6/1/12	NR/NR	294,008
7,100	MetLife, Inc., 5.00%, 9/11/13	NR/BBB-	464,695
			758,703
Multi-Utilities – 0.5%
11,000	AES Trust III, 6.75%, 10/15/29	B3/B	527,230

Oil, Gas & Consumable Fuels – 1.4%
8,300	Apache Corp., 6.00%, 8/1/13	NR/NR	482,313
4,700	ATP Oil & Gas Corp., 8.00%, 10/1/14 (f) (g) (h)	NR/NR	370,713
6,700	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	NR/B+	670,837
			1,523,863

18 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Shares		Credit Rating (Moody’s/S&P)*	Value

Professional Services – 0.6%
10,400	Nielsen Holdings NV, 6.25%, 2/1/13	NR/B	$612,092

Real Estate Investment Trust – 0.2%
10,700	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (f)	NR/NR	267,072

Road & Rail – 0.4%
47,690	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (g)	NR/NR	455,201
	Total Convertible Preferred Stock (cost-$16,336,148)		11,607,083

Principal Amount (000s)

CONVERTIBLE BONDS & NOTES – 7.6%

Auto Components – 0.6%
$275	BorgWarner, Inc., 3.50%, 4/15/12	NR/BBB	601,219

Capital Markets – 0.6%
500	Ares Capital Corp., 5.75%, 2/1/16 (g) (h)	NR/BBB	496,875
160	BGC Partners, Inc., 4.50%, 7/15/16 (g) (h)	NR/BBB-	147,200
			644,075
Electrical Equipment – 0.8%
495	EnerSys, 3.375%, 6/1/38 (i)	B1/BB	480,150
500	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	NR/NR	410,000
			890,150
Healthcare-Products – 0.1%
130	Alere, Inc., 3.00%, 5/15/16	NR/B-	115,863

Hotels, Restaurants & Leisure – 0.4%
450	MGM Resorts International, 4.25%, 4/15/15	Caa1/CCC+	433,688

Internet Software & Services – 0.4%
275	VeriSign, Inc., 3.25%, 8/15/37	NR/NR	298,719
150	WebMD Health Corp., 2.50%, 1/31/18 (g) (h)	NR/NR	129,562
			428,281
IT Services – 0.5%
475	Alliance Data Systems Corp., 1.75%, 8/1/13	NR/NR	599,688

Machinery – 0.4%
585	Greenbrier Cos., Inc., 3.50%, 4/1/18 (g) (h)	NR/NR	492,131

Media – 1.3%
475	Interpublic Group of Cos, Inc., 4.25%, 3/15/23	Baa3/BB+	487,469
	Liberty Media LLC,
310	3.125%, 3/30/23	B1/BB-	345,262
1,000	3.50%, 1/15/31	B1/BB-	575,000
			1,407,731
Metals & Mining – 0.2%
200	Steel Dynamics, Inc., 5.125%, 6/15/14	NR/BB+	221,500

Oil, Gas & Consumable Fuels – 0.4%
250	Western Refining, Inc., 5.75%, 6/15/14	NR/CCC+	458,437

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 19

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Principal Amount (000s)		Credit Rating (Moody’s/S&P)*	Value

Pharmaceuticals – 0.6%
$200	Valeant Pharmaceuticals International, Inc., 5.375%, 8/1/14 (g) (h)	NR/NR	$639,500

Real Estate Investment Trust – 0.7%
250	Boston Properties LP, 3.75%, 5/15/36	NR/A-	291,562
400	Health Care REIT, Inc., 4.75%, 12/1/26	Baa2/BBB-	439,500
			731,062
Semiconductors & Semiconductor Equipment – 0.3%
300	SunPower Corp., 4.75%, 4/15/14	NR/NR	291,000

Thrifts & Mortgage Finance – 0.3%
	MGIC Investment Corp.,
200	5.00%, 5/1/17	NR/CCC+	130,500
395	9.00%, 4/1/63 (g) (h)	Caa3/CC	194,044
			324,544
Total Convertible Bonds & Notes (cost-$9,319,523)			8,278,869

YANKEE BOND – 0.4%

Marine – 0.4%
550	DryShips, Inc., 5.00%, 12/1/14 (cost-$620,871)	NR/NR	407,000

Units
WARRANTS (a) – 0.1%

Automobiles – 0.1%
	General Motors Co.,
5,451	expires 7/10/16		83,346
5,451	expires 7/10/19		57,562
			140,908
Electronic Equipment, Instruments – 0.0%
3,050	Kingboard Chemical Holdings Ltd., expires 10/31/12		784

Total Warrants (cost-$775,993)			141,692

Principal Amount (000s)

SHORT-TERM INVESTMENT – 1.2%

Time Deposit – 1.2%
$1,284	HSBC Bank USA – Grand Cayman, 0.03%, 9/1/11 (cost-$1,284,048)		1,284,048

Total Investments before call options written (cost-$162,068,040) – 100.0%			108,689,707

20 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund Schedule of Investments

August 31, 2011 (continued)

Contracts		Value
CALL OPTIONS WRITTEN (a) – (0.1)%

	Apple, Inc.,
25	strike price $405, expires 9/17/11	$(5,163)
	Bristol-Myers Squibb Co.,
305	strike price $29, expires 9/17/11	(31,110)
	Coca-Cola Co.,
110	strike price $70, expires 9/17/11	(14,410)
	McDonald’s Corp.,
105	strike price $90, expires 9/17/11	(17,902)
Total Call Options Written (premiums received-$33,125)		(68,585)

Total Investments net of call options written (cost-$162,034,915) (j) – 99.9%		108,621,122

Other assets less other liabilities – 0.1%		122,818

Net Assets – 100.0%		$108,743,940

Notes to Schedule of Investments:
*	Unaudited
(a)	Non-income producing.
(b)	All or partial amount segregated for the benefit of the counterparty as collateral for call options written.
(c)	Fair-Valued–Securities with an aggregate value of $459,622, representing 0.4% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(d)

Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)	In default.
(f)	Perpetual maturity. The date shown is the next call date.
(g)

144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(h)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate market value of $2,470,025, representing 2.3% of net assets.
(i)	Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.
(j)

Securities with an aggregrate value of $31,674,314, representing 29.1% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

Glossary:
ADR	- American Depositary Receipt
NR	- Not Rated
REIT	- Real Estate Investment Trust
WR	- Withdrawn Rating

See accompanying Notes to Financial Statements. | 8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 21

AGIC Global Equity & Convertible Income Fund
Statement of Assets and Liabilities

August 31, 2011

Assets:
Investments, at value (cost-$162,068,040)	$108,689,707
Foreign currency (cost-$220)	222
Dividends and interest receivable (net of foreign withholding taxes)	373,399
Prepaid expenses	12,743
Total Assets	109,076,071

Liabilities:
Investment management fees payable	90,089
Call options written, at value (premiums received-$33,125)	68,585
Payable to custodian for overdraft	592
Accrued expenses	172,865
Total Liabilities	332,131
Net Assets	$108,743,940

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 7,004,189 shares issued and outstanding)	$70
Paid-in-capital in excess of par	161,751,731
Undistributed net investment income	291,929
Accumulated net realized gain	111,217
Net unrealized depreciation of investments, call options written and foreign currency transactions	(53,411,007)
Net Assets	$108,743,940
Net Asset Value Per Share	$15.53

22 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11 | See accompanying Notes to Financial Statements.

AGIC Global Equity & Convertible Income Fund
Statement of Operations

Year ended August 31, 2011

Investment Income:
Dividends (net of foreign withholding taxes of $100,434)	$3,229,894
Interest	459,298
Total Investment Income	3,689,192

Expenses:
Investment management fees	1,174,002
Custodian and accounting agent fees	125,523
Audit and tax services	79,685
Shareholder communications	47,740
Transfer agent fees	29,715
New York Stock Exchange listing fees	21,136
Trustees’ fees and expenses	12,350
Legal fees	9,060
Miscellaneous	10,128
Total Expenses	1,509,339

Net Investment Income	2,179,853

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,090,652
Call options written	(211,348)
Foreign currency transactions	19,551
Net change in unrealized appreciation/depreciation of: Investments	5,298,246
Call options written	(79,006)
Foreign currency transactions	6,156
Net realized and change in unrealized gain on investments, call options written and foreign currency transactions	13,124,251
Net Increase in Net Assets Resulting from Investment Operations	$15,304,104

See accompanying Notes to Financial Statements. | 8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 23

AGIC Global Equity & Convertible Income Fund
Statement of Changes in Net Assets

	Year ended August 31,
	2011	2010
Investments Operations:
Net investment income	$2,179,853	$1,886,408
Net realized gain on investments, call options written and foreign currency transactions	7,898,855	4,504,879
Net change in unrealized appreciation/depreciation of investments, call options written and foreign currency transactions	5,225,396	806,622
Net increase in net assets resulting from investment operations	15,304,104	7,197,909

Dividends and Distributions to Shareholders from:
Net investment income	(1,897,427)	(2,276,643)
Net realized gains	(6,507,599)	(4,834,030)
Return of capital	–	(1,294,354)
Total dividends and distributions to shareholders	(8,405,026)	(8,405,027)
Total increase (decrease) in net assets	6,899,078	(1,207,118)

Net Assets:
Beginning of year	101,844,862	103,051,980
End of year (including undistributed (dividends in excess of) net investment income of $291,929 and $(321,825), respectively)	$108,743,940	$101,844,862

24 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11 | See accompanying Notes to Financial Statements.

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

1. Organization and Significant Accounting Policies

AGIC Global Equity & Convertible Income Fund (the “Fund”) was organized as a Massachusetts business trust on May 3, 2007. Prior to commencing operations on September 28, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Fund’s investment manager and is an indirect wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its investment objective by investing in a diversified, global portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on stocks held, as well as on equity indexes, in an attempt to generate gains from option premiums. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from these estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principals (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed on financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. The Fund’s management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside of the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 25

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

1. Organization and Significant Accounting Policies (continued)

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities or financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•                  Level 3 – valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized multi-dimensional relational pricing models and the estimation of the price that would have prevailed in a liquid market for the international equities given information available at the time of evaluation.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities, for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds and notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable,

26 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

1. Organization and Significant Accounting Policies (continued)

the values of convertible bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds — Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over the counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at August 31, 2011 in valuing Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Price	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Input	Value at 8/31/11
Investments in Securities – Assets
Common Stock:
Australia	–	$2,515,398	–	$2,515,398
Austria	–	132,236	–	132,236
Belgium	–	175,348	–	175,348
China	–	183,261	–	183,261
Denmark	–	122,001	–	122,001
Finland	–	239,787	–	239,787
France	$902,408	1,706,971	–	2,609,379
Germany	–	2,606,504	–	2,606,504
Greece	–	17,844	–	17,844
Hong Kong	–	2,201,185	–	2,201,185
Ireland	–	455	$298	753
Italy	–	650,306	–	650,306
Japan	–	5,868,064	–	5,868,064
Luxembourg	–	2,814	–	2,814
Netherlands	–	126,178	–	126,178
New Zealand	–	181,532	–	181,532
Norway	–	662,752	–	662,752
Singapore	–	1,259,865	–	1,259,865
Spain	–	1,340,560	–	1,340,560
Sweden	–	1,314,426	–	1,314,426
Switzerland	353,683	1,406,165	–	1,759,848
United Kingdom	–	8,960,662	–	8,960,662
All Other	54,040,312	–	–	54,040,312

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 27

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

1. Organization and Significant Accounting Policies (continued)

	Level 1 – Quoted Price	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Input	Value at 8/31/11
Convertible Preferred Stock:
Airlines	–	$381,876	–	$381,876
Automobiles	$390,726	–	–†	390,726
Capital Markets	203,545	392,369	$459,324	1,055,238
Commercial Services & Supplies	–	446,000	–	446,000
Diversified Financial Services	931,962	980,671	–	1,912,633
Household Durables	544,880	321,900	–	866,780
Insurance	464,695	294,008	–	758,703
Oil, Gas & Consumable Fuels	482,313	1,041,550	–	1,523,863
Professional Services	–	612,092	–	612,092
Road & Rail	–	455,201	–	455,201
All Other	3,203,971	–	–	3,203,971
Convertible Bonds & Notes	–	8,278,869	–	8,278,869
Yankee Bond	–	407,000	–	407,000
Warrants	141,692	–	–	141,692
Short-Term Investment	–	1,284,048	–	1,284,048
Total Investments in Securities – Assets	$61,660,187	$46,569,898	$459,622	$108,689,707
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(68,585)	–	–	$(68,585)
Total Investments	$61,591,602	$46,569,898	$459,622	$108,621,122

† Escrow GM Corp. is fair-valued at $0.

There were no significant transfers between Levels 1 and 2 during the year ended August 31, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended August 31, 2011, was as follows:

	Beginning Balance 8/31/10	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3*	Transfers out of Level 3	Ending Balance 8/31/11
Investments in Securities – Assets
Common Stock:
Ireland	$264	–	–	–	–	$34	–	–	$298
Convertible Preferred Stock:
Automobiles	–	–	–	–	–	–	–†	–	–
Capital Markets	262,604	–	–	–	–	196,720	–	–	459,324
Total Investments	$262,868	–	–	–	–	$196,754	–	–	$459,622

*  Transferred out of Level 1 into Level 3 because sufficient observable inputs were not available.

†  Escrow GM Corp. is fair-valued at $0.

The net change in unrealized appreciation/depreciation of Level 3 investments which the Fund held at August 31, 2011 was $196,754.

28 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

1. Organization and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities. Conversion premium is not amortized. Payments received on synthetic convertible securities are generally included in dividend income. Payments received from certain investments may be comprised of dividends, realized gain and return of capital. These payments may initially be recorded as dividend income and subsequently reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Fund’s management has determined that its evaluation has resulted in no material impact on the Fund’s financial statements at August 31, 2011. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares quarterly dividends and distributions from net investment income and gains from option premiums and the sale of portfolio securities. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translations

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Convertible Securities

It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 29

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

2. Principal Risks

In the normal course of business the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on the purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Leverage will cause the value of the Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The Fund may engage in transactions (such as reverse repurchase agreements) or purchase instruments that give rise to forms of leverage. In addition, to the extent the Fund employs leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Fund’s investment returns, resulting in greater losses.

30 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

2. Principal Risks (continued)

The market values of equity securities, such as common stock, preferred stock, securities convertible into equity securities or equity-related investments such as options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund held synthetic convertible securities with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The values of the relevant securities have been written down to their estimated recoverable values.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund sometimes uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Fund writes (sells) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

The following is a summary of the fair valuations of the Fund’s derivatives categorized by risk exposure.

The effect of derivatives on the Statement of Assets and Liabilities for the year ended August 31, 2011:

Location	Market Price
Liability derivatives:
Call options written, at value	$(68,585)

The effect of derivatives on the Statement of Operations for the year ended August 31, 2011:

Location	Market Price
Net realized loss on:
Call options written	$(211,348)
Net change in unrealized appreciation/depreciation of:
Call options written	$(79,006)

The average volume (measured at each fiscal quarter end) of derivative activity during the year ended August 31, 2011 was 10,020 options written contracts.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 31

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investment in Securities

Purchases and sales of investments, other than short-term securities for the year ended August 31, 2011 were $138,013,830 and $144,556,401, respectively.

(a) Transactions in options written for the year ended August 31, 2011:

	Contracts	Premiums
Options outstanding, August 31, 2010	45,321	$85,226
Options written	18,955	1,327,617
Options terminated in closing transactions	(10,095)	(698,394)
Options expired	(53,636)	(681,324)
Options outstanding, August 31, 2011	545	$33,125

6. Income Tax Information

For the year ended August 31, 2011, the tax character of distributions paid of $8,405,026 was comprised entirely of ordinary income.

For the year ended August 31, 2010, the tax character of distributions paid of $8,405,027 was comprised of $7,110,673 of ordinary income and $1,294,354 of return of capital.

At August 31, 2011, the tax character of distributable earnings of $1,945,046 was comprised of $1,099,870 of ordinary income and $845,176 of long-term capital gain.

For the year ended August 31, 2011, permanent “book tax” differences were primarily attributable to the differing treatment of convertible securities, foreign currency transactions, investment in partnerships and gains on the sale of investments in Passive Foreign Investment Companies (“PFICs”). These adjustments were to increase undistributed net investment income by $331,328 and decrease accumulated net realized gain by $331,328.

At August 31, 2011, the cost basis of portfolio securities for federal income tax purposes was $163,567,574. Gross unrealized appreciation was $7,196,489, gross unrealized depreciation was $62,074,356 and net unrealized depreciation was $54,877,867. The difference between book and tax basis was primarily attributable to wash sales and the differing treatment of convertible securities.

32 AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Notes to Financial Statements

August 31, 2011

7. Legal Proceeding

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global Investors of America, L.P.), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Funds.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multidistrict litigation proceeding in the U.S. District Court for the District of Maryland (the “MDL Court”). After a number of claims in the lawsuits were dismissed by the MDL Court, the parties entered into a stipulation of settlement, which was publicly filed with the MDL Court in April 2010, resolving all remaining claims. In April 2011, the MDL Court granted final approval of the settlement.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events

On September 9, 2011, a quarterly dividend of $0.30 per share was declared to shareholders, payable September 29, 2011 to shareholders of record on September 19, 2011.

8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 33

AGIC Global Equity & Convertible Income Fund Financial Highlights

For a share outstanding throughout each period:

	Year ended August 31,			For the Period September 28, 2007* through August 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$14.54	$14.71	$18.84	$23.88	**
Investment Operations:
Net investment income	0.31	0.27	0.44	0.65
Net realized and change in unrealized gain (loss) on investments, call options written and foreign currency transactions	1.88	0.76	(2.93)	(3.72)
Total from investment operations	2.19	1.03	(2.49)	(3.07)
Dividends and Distributions to Shareholders from:
Net investment income	(0.27)	(0.33)	(0.55)	(0.60)
Net realized gains	(0.93)	(0.69)	(0.55)	(1.32)
Return of capital	–	(0.18)	(0.54)	–
Total dividends and distributions to shareholders	(1.20)	(1.20)	(1.64)	(1.92)
Common Share Transactions:
Offering costs charged to paid-in capital in excess of par	–	–	–	(0.05)
Net asset value, end of period	$15.53	$14.54	$14.71	$18.84
Market price, end of period	$14.75	$14.10	$12.99	$18.10
Total Investment Return (1)	12.59%	17.66%	(17.63)%	(20.67)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$108,744	$101,845	$103,052	$131,941
Ratio of expenses to average net assets	1.29%	1.30%	1.39%	1.23	%(2)
Ratio of net investment income to average net assets	1.86%	1.74%	3.45%	3.31	%(2)
Portfolio turnover rate	120%	75%	26%	105%

*	Commencement of operations.
**	Initial public offering of $25.00 per share less underwriting discount of $1.125 per share.
(1)

Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.

(2)	Annualized.

34	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11 | See accompanying Notes to Financial Statements.

AGIC Global Equity & Convertible Income Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of:
AGIC Global Equity & Convertible Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGIC Global Equity & Convertible Income Fund (the “Fund”) at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 19, 2011

 8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 35

AGIC Global Equity & Convertible Income Fund
Annual Shareholder Meeting Results/
Changes to Board of Trustees/Tax Information (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 14, 2010. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Election of James A. Jacobson – Class III to serve until 2013	4,967,037	54,098
Election of Alan Rappaport – Class I to serve until 2011	4,962,445	58,690

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess, William B. Ogden, IV and John C. Maney†, continue to serve as Trustees of the Fund.

†  Interested Trustee

Changes to Board of Trustees:

Effective December 15, 2010, the Fund’s Board of Trustees appointed Bradford K. Gallagher as a Class III Trustee, to serve until 2011.

Effective March 7, 2011, the Fund’s Board of Trustees appointed Deborah A. Zoullas as a Class II Trustee, to serve until 2011.

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding certain tax attributes of distributions made by the Fund.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 29.68% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 16.98% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2011. In January 2012, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2011. The amount that will be reported will be the amount to use on the shareholders’ 2011 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended August 31, 2011. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

36	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, including institutional separate accounts and other clients, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well

 8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 37

AGIC Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

suited to the Fund given its respective investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed the Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and its net expense ratio as a percentage of average net assets attributable to common shares and the management fee and net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how the Fund compared to its Morningstar peers as to performance, management fee expense and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements (although none exist for the Fund) and does not reflect interest expense.

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of nine closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $61.93 million to $1,390.06 million, and that five of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked eighth of nine funds both in the expense peer group for total net expense ratio based on common share assets and the total net expense ratio based on common share and leveraged assets combined and sixth out of eight funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked eighth having the highest fees/expenses in the peer group).

With respect to Fund performance (based on net asset value for periods ended February 28, 2011), the Trustees also noted that the Fund outperformed its benchmark for the one-year and three-year periods, and that it was ranked third out of nine funds for the one-year period and second out of nine funds for the three-year period.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Morningstar and management.

The Trustees also considered the management fees charged by the Sub-Adviser to other clients, including institutional separate accounts with investment strategies similar to those of the Funds. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund are generally higher than the fees paid by these clients of the Sub-Adviser, but noted management’s view that the administrative burden for the Investment Manager and the Sub-Adviser with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund is subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund is generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Fund, such as efforts to meet a regular dividend level.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the

38	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Matters Relating to the Trustees’ Consideration of the Investment Management &
Portfolio Management Agreements (unaudited) (continued)

Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Fund.

 8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 39

AGIC Global Equity & Convertible Income Fund
Privacy Policy/Proxy Voting Policies & Proceedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov

40	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Dividend Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by BNY Mellon, as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by BNY Mellon, as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2) If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, BNY Mellon, P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 254-5197.

  8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 41

AGIC Global Equity & Convertible Income Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2007
Term of office: Expected to stand for re-election

at 2011 annual meeting of shareholders.

Trustee/Director of 56 Funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2007
Term of office: Expected to stand for re-election

at 2012 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc.; Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Bradford K. Gallagher
Date of Birth: 2/28/44
Trustee since: 2010
Term of office: Expected to stand for election

at 2011 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex
Formerly, Chairman and Trustee of Grail Advisors

ETF Trust (2009-2010) and Trustee of Nicholas-
Applegate Institutional Funds (2007-2010)

Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995); Trustee, The Common Fund (since 2005); Director, Anchor Point Inc. (since 1995); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); and Director, Shielding Technology Inc. (since 2006).

James A. Jacobson
Date of Birth: 2/3/45
Trustee since: 2009
Term of office: Expected to stand for re-election

at 2013 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of 17 funds in Alpine Mutual

Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2008
Term of office: Expected to stand for re-election

at 2011 annual meeting of shareholders

Trustee/Director of 56 funds in Fund Complex;
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport
Date of Birth: 3/13/53
Trustee since: 2010
Term of office: Expected to stand for re-election

at 2011 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008).

42	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

AGIC Global Equity & Convertible Income Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Deborah A. Zoullas
Date of Birth: 11/13/52
Trustee since: 2011
Term of office: Expected to stand for election

at 2011 annual meeting of shareholders.

Trustee/Director of 56 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

John C. Maney†
Date of Birth: 8/3/59
Trustee since: 2007
Term of office: Expected to stand for re-election

at 2012 annual meeting of shareholders.

Trustee/Director of 80 Funds in Fund Complex
Trustee/Director of no funds outside the Fund

Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006.

†  Mr. Maney is an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Fund’s Investment Manager and various affiliated entities.

  8.31.11 | AGIC Global Equity & Convertible Income Fund Annual Report 43

AGIC Global Equity & Convertible Income Fund
Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2007

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2007

Senior Vice President, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2007

Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008

Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex. Formerly, Accounting Manager, Prudential Investments LLC (2004-2007).

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2007	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2007	Vice President of Allianz Global Investors of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

44	AGIC Global Equity & Convertible Income Fund Annual Report | 8.31.11

Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC
1633 Broadway
New York, NY 10019

Sub-Adviser

Allianz Global Investors Capital LLC
600 West Broadway, 30th Floor
San Diego, CA 92101

Custodian & Accounting Agent

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel

Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC Global Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ605AR_083111

AGI-2011-08-26-1620

ITEM 2. CODE OF ETHICS

(a)             As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)            During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)             During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Messrs. Paul Belica and James A. Jacobson, members of the Board’s Audit Oversight Committee are “audit committee financial experts,” and that they are “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $55,000 in 2010 and $56,925 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2010 and $0 in 2011. These services may consist of accounting consultations, agreed upon procedure reports, attestation reports and comfort letters.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,600 in 2010 and $15,000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC Global Equity & Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g)             Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2010 Reporting Period was $2,402,571 and the 2011 Reporting Period was $3,205,688.

h)             Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Paul Belica, Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Alan Rappaport, Bradford K. Gallagher and Deborah A. Zoullas.

ITEM 6. INVESTMENTS

a) The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

AGIC Global Equity & Convertible Income Fund (NGZ)

(the “Trust”)

PROXY VOTING POLICY

1.                                       It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.                                       The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  A summary of the detailed proxy voting policy of the Trust’s current sub-adviser is set forth in Appendix B attached hereto.  Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policy.

3.                                       The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6.                                       This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of the Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) on the Trust’s website at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the Trust’s sub-adviser with proxy voting authority shall also be included in the Trust’s Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.                                       It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.                                       AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.                                       The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.                                       AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.                                       The party voting the proxy shall:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.                                       This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-254-5197 and (ii) at www.allianzinvestors.com.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors Capital LLC (“AGI Capital”)

Description of Proxy Voting Policy

AGI Capital votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise.  The Proxy Guidelines are designed to honor AGI Capital’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, client services, legal/compliance and operations personnel.  The Proxy Guidelines reflect AGI Capital’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance.  For example, AGI Capital generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management.  Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm.  The Proxy Guidelines may not apply to every situation and AGI Capital may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if AGI Capital reasonably determines that to do so is in its clients’ best interest.  Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, AGI Capital’s Proxy Committee will review the voting decision to ensure that the voting decision has not been affected by the potential conflict.

Under certain circumstances, AGI Capital may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1) Allianz Global Investors Capital LLC (“AGI Capital” or the “Investment Adviser”)

As of October 27, 2011, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the AGIC Global Equity & Convertible Income Fund (NGZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Portfolio Manager

Doug Forsyth has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a lead portfolio manager of the Fund since inception (2007). Prior to joining AGI Capital via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA. Mr. Forsyth earned his B.B.A. in finance at The University of Iowa and has nineteen years of investment industry experience.

Justin Kass, CFA
Managing Director, Portfolio Manager

Justin Kass has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager the Fund since 2008. Prior to joining AGI Capital via a predecessor affiliate in 2000, he had interned on the team, where he added significant depth to the firm’s proprietary Upgrade Alert Model. Mr. Kass earned his M.B.A. from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has over thirteen years of investment industry experience.

Michael E. Yee
Senior Vice President, Portfolio Manager

Michael Yee has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager the Fund since 2008. Before joining the team in 1999, Mr. Yee was previously an analyst for the Global/Systematic team, and previously held positions in global and domestic portfolio administration areas, and in client services. Prior to joining AGI Capital via a predecessor affiliate in 1995, he worked as a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee holds an M.B.A. from San Diego State University and a B.S. from the University of California at San Diego. He has over seventeen years of investment industry experience.

Steven Tael, Ph.D., CFA

Vice President, Portfolio Manager

Steven Tael has portfolio management responsibilities on the International, Global, and Emerging Markets Systematic strategies and has been a co-portfolio manager of the Fund since 2008. Prior to joining AGI Capital via a predecessor affiliate in 2005, Mr. Tael was a senior research analyst at Mellon Capital Management,  where his experience included quantitative model building, product and portfolio management. Prior to that, he co-developed a global portfolio risk reporting system for Bank of America and was Director of Information Technologies at AffiniCorp USA. Mr. Tael holds a Ph.D. from the State University of New York, Stony Brook, and B.S. and M.A. degrees from the University of California, Santa Barbara. He has over fifteen years of investment industry experience.

Kunal Ghosh

Senior Vice President, Portfolio Manager

Kunal Ghosh has portfolio management responsibilities on the firm’s our International, Global, and Emerging Markets Systematic strategies and has been a co-portfolio manager of the Fund since 2008. . Prior to joining AGI Capital via a predecessor affiliate in 2006, Mr. Ghosh was a research associate and then portfolio manager for Barclays Global Investors, where his experience includes building and implementing models for portfolio management. Previously he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. in finance from Cornell University, his M.S. in Material Engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has over eight years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, as of August 31, 2011, but including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)

Steven Tael, PhD, CFA	5	363.5	18	386.9	*	7	766.5	**
Kunal Ghosh	5	363.5	18	386.9	*	7	766.5	**
Douglas G. Forsyth, CFA	7	3,510	11	1,263.7		6	530	***
Justin Kass, CFA	7	3,510	11	1,263.7		6	530	***
Michael E. Yee	7	3,510	11	1,263.7		6	530	***

*Of these Other Accounts, one account totaling $15.4 million in assets pay an advisory fee that is based in part on the performance of the account.

**Of these Other Pooled Investment Vehicles, two accounts totaling $528 million in assets pay an advisory fee that is based in part on the performance of the accounts.

***Of these other pooled investment vehicles, two accounts totaling $328.4 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•                  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•                  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•                  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.  The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a

Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

The Investment Adviser’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Allianz Global Investors of America L.P.’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of August 31, 2011 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of its clients. AGI Capital aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, AGI Capital offers both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams.  The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts.  This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership

Managing Directors at AGI Capital are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of AGI Capital’s compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of our business.

Overall, AGI Capital believes that competitive compensation is essential to retaining top industry talent. With that in mind, AGI Capital continually reevaluates its compensation policies against industry benchmarks. AGI Capital’s goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

(a) (4)

The following summarizes the dollar range of securities the portfolio managers for the Fund beneficially owned of the Fund that they managed as of August 31, 2011.

AGIC Global Equity & Convertible Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven Tael	None
Kunal Ghosh	None
Douglas G. Forsyth	None
Justin Kass	None
Michael Yee	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGIC Global Equity & Convertible Income Fund

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: October 27, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date: October 27, 2011

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: October 27, 2011